                                                                    Exhibit 10.1

                                                                  Execution Copy

================================================================================

                                  TEVECAP S.A.

                          12 5/8% Senior Notes due 2004

                               PURCHASE AGREEMENT

                             dated November 21, 1996

                                      among

                                  TEVECAP S.A.,
                           ITS SUBSIDIARIES LISTED ON
                           THE SIGNATURE PAGES HERETO

                                       and

                              CHASE SECURITIES INC.
                            BEAR, STEARNS & CO. INC.
               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                                       and
                        BOZANO, SIMONSEN SECURITIES, INC.

================================================================================

                                  TEVECAP S.A.

                                  $250,000,000

                          12 5/8% Senior Notes due 2004

                               PURCHASE AGREEMENT

                                                               November 21, 1996

CHASE SECURITIES INC.
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
BOZANO, SIMONSEN SECURITIES, INC.
c/o CHASE SECURITIES INC.
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

            TEVECAP S.A., a sociedad anonima organized under the laws of the Federative Republic of Brazil (the "Company"), proposes to issue and sell to Chase Securities Inc., Bear, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Bozano, Simonsen Securities, Inc. (the "Initial Purchasers") $250.0 million aggregate principal amount of its 12 5/8% Senior Notes due 2004 (the "Notes"). The Notes will be issued pursuant to an Indenture to be dated as of November 26, 1996 (the "Indenture") among the Company, the Subsidiaries (as defined in Section 16) listed on the signature pages hereto (collectively, the "Guarantors"), The Chase Manhattan Bank, as trustee (the "Trustee") and Chase Trust Bank, as principal paying agent (the "Principal Paying Agent"). Payment of principal and interest on the Notes will be irrevocably guaranteed, on a senior basis (the "Guarantees"), by the Guarantors. This is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers.

            The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum dated October 31, 1996 (the "preliminary offering memorandum"), and a final offering memorandum dated the date hereof (such offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Notes, being hereinafter referred to as the "Offering Memorandum"), setting forth information concerning the Company, the Guarantors and the Notes. Copies of the preliminary offering memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company and the Initial Purchasers pursuant to the terms of this Agreement. Any references
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                                                                               2


herein to the preliminary offering memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers in accordance with Section 3 hereof.

            The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Exchange and Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of a series of senior notes of the Company (the "Exchange Notes") identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions) to be offered in exchange for the Notes and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

            1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the Company and the Guarantors represents and warrants to and agrees with the Initial Purchasers that:

            (a) Each of the preliminary offering memorandum, as of its date, and the Offering Memorandum, as of the date hereof and the Closing Date, contained (or will contain) all information that, if requested by a prospective purchaser, would be required to be provided to such purchaser pursuant to Rule 144A(d)(4) under the Securities Act. The preliminary offering memorandum, as of its date, did not, and the Offering Memorandum, as of the date hereof and as of the Closing Date, did not (or will not), include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor any Guarantor make any representation or warranty as to information contained in or omitted from the preliminary offering memorandum or the Offering Memorandum, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of the Initial Purchasers specifically for use in the preliminary offering memorandum or the Offering Memorandum (the "Initial Purchasers' Information"). The parties acknowledge and agree that the Initial Purchasers' Information consists solely of the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchasers, the first paragraph of the legend on the inside front cover page concerning over-allotment and trading activities and the statements relating to the Initial Purchasers in the third and fifth paragraphs under the heading "Plan of Distribution" in the preliminary offering memorandum and the Offering Memorandum.

            (b) The statements contained in the preliminary offering memorandum and the Offering Memorandum relating to Brazil and its economy have been extracted from publicly available information which the Company and the Guarantors believe are reliable sources.

            (c) Each of the preliminary offering memorandum and the Offering Memorandum includes all information required by all applicable laws of the Federative Republic of Brazil ("Brazil").

            (d) Assuming the accuracy of each of the Initial Purchasers' representations contained herein, and the Initial Purchasers' compliance with their agreements hereunder, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchasers and the offer, resale and delivery of the Notes in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (e) The Company has been duly incorporated and is validly existing as a sociedad anonima under the laws of Brazil, is duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, singularly or in the aggregate, a material adverse effect on the financial condition, results of operations or business of the Company and its Subsidiaries taken as a whole, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged as described in the Offering Memorandum.

            (f) Each Subsidiary of the Company has been duly incorporated and is validly existing as a corporation or a partnership under the laws of the jurisdiction of its incorporation or organization, is duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, singularly or in the aggregate, a material adverse effect on the financial condition, results of operations or business of the Company and its Subsidiaries taken as a whole, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged as described in the Offering Memorandum. All issued and outstanding shares of the capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. The Company owns, directly or indirectly, 87%, 98%, 99.9% and 100%, respectively, of its Subsidiaries TVA Sul, TVA Sistema, Commercial Cabo TV Sao Paulo Ltda., and Galaxy Brasil S.A. and owns, directly or indirectly, 100% of each of its other Subsidiaries, in each case, except as disclosed in the Offering Memorandum, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party; and the Company owns 36% and 14% of its Operating Ventures Canbras TVA and TV Filme, respectively; 50% and 33.3% of its Programming Ventures ESPN Brazil and HBO Partners, respectively; 48.9% of Ype Radio e Televisao

Ltda.; and 10% of Galaxy Latin America, in each case, except as disclosed in the Offering Memorandum, free and clear of any claim, lien, encumbrance, security interest or any other claim of any third party. The Company has no Subsidiaries other than those listed on the signature pages hereto.

            (g) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

            (h) The Company has full right, power and authority to execute and deliver this Agreement, the Indenture, the Notes, the Registration Rights Agreement, and the agreement with the Process Agent referred to in Section 21 (the "Agency Agreement") (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

            (i) Each Guarantor has full right, power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement, the Guarantees by the Guarantors endorsed on the Notes, and the Agency Agreement and to perform its obligations hereunder and thereunder; and all corporate action required to be taken by such Guarantor for the due and proper authorization, execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Guarantees and the Agency Agreement and the consummation of the transactions contemplated thereby have been duly and validly taken.

            (j) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.

            (k) The Indenture has been duly authorized by the Company and each Guarantor, and when duly executed and delivered by the Company and each Guarantor on the Closing Date, will constitute a valid and legally binding agreement of the Company and each Guarantor enforceable against the Company and each Guarantor, respectively, in accordance with its terms. At the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder, other than the Trustee being qualified in accordance with the Trust Indenture Act.

            (l) The Notes have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding, and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture; the Guarantees have been duly authorized by the Subsidiary Guarantors, and, when duly executed, issued and delivered as provided in the Indenture, will be duly and validly issued, and will constitute valid and legally binding obligations of the Subsidiary Guarantors, enforceable against them in accordance with their terms and entitled to the benefits of the Indenture.

            (m) The Registration Rights Agreement has been duly authorized by the Company and the Guarantors and, when duly executed and delivered by the Company, the Guarantors and the Initial Purchasers on the Closing Date, will constitute a valid and legally binding agreement of the Company and the Guarantors, respectively, enforceable against them in accordance with its terms. The Agency Agreement has been duly authorized by the Company and constitutes a valid and legally binding agreement of the Company enforceable against it in accordance with its terms.

            (n) The Indenture, the Notes and the Registration Rights Agreement conform in all material respects to the description thereof contained in the Offering Memorandum.

            (o) The execution, delivery and performance by the Company and each Guarantor of the Transaction Documents to which it is a party, the performance by the Guarantors of the Guarantees, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof, and the consummation by the Company of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or such subsidiary is a party or by which the Company or such subsidiary is bound or to which any of the property or assets of the Company or such subsidiary is subject, except where such conflict, breach, violation, default or creation (singularly or in the aggregate) would not have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"), nor will such actions result in any violation of the provisions of the estatutos (or equivalent constituent document) of the Company or such Subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or such subsidiary or any of their respective properties or assets, except where such actions (singularly or in the aggregate) would not have a Material Adverse Effect; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the applicable state securities laws in connection with the purchase and resale of the Notes by the Initial Purchasers and under federal and state securities laws in connection with the Exchange Notes and the Registration Rights Agreement and from the Central Bank of Brazil (the "Central Bank"), no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company or the Guarantors, or for the performance by the Guarantors of the Guarantees, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof, or for the consummation by the Company of the transactions contemplated hereby and thereby. On or prior to the Closing Date, all consents, authorizations, registrations and qualifications referred to in the preceding sentence shall have been obtained, and the same shall be in full force and effect on the Closing Date.

            (p) The financial statements (including the related notes) included in the preliminary offering memorandum and the Offering Memorandum comply in all material respects with the requirements applicable to a registration statement on Form F-1 (except that certain supporting schedules are omitted), present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles ("US GAAP") applied on a consistent basis throughout the periods involved, except as otherwise disclosed therein. The other historical financial and statistical information and data included in the preliminary offering memorandum and the Offering Memorandum are in all material respects accurately presented.

            (q) Coopers & Lybrand are independent public accountants with respect to the Company under Rule 101 of AICPA's Code of Professional Conduct and its interpretations and rulings.

            (r) Except as described in the Offering Memorandum under "Business--Legal Proceedings," there are no legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or such subsidiary is the subject which, singularly or in the aggregate, if determined adversely to the Company or such subsidiary would have a Material Adverse Effect; and to the best knowledge of the Company, no such proceedings are threatened by governmental authorities or threatened by others.

            (s) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the issuance or sale of the Notes, or the use of the preliminary offering memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Notes or in any manner draw into question the validity thereof or the validity or enforceability of any Transaction Document or any action taken or to be taken pursuant thereto.

            (t) Neither the Company nor any of its Subsidiaries (i) is in violation of its estatuto or other constituent documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default under clauses (ii) or (iii) that would not have a Material Adverse Effect.

            (u) Each of the Company and its Subsidiaries possesses all material licenses, certificates, authorizations or permits (including, without limitation, all transmission and broadcast licenses) issued by, and has made all declarations and filings with, the appropriate regulatory agencies or bodies which are necessary or desirable for the ownership of its respective properties or the conduct of its respective business as described in the Offering Memorandum, except where the failure to possess or make the same would not have, singularly or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit, except where such revocation or modification would not have a Material Adverse Effect. The Company and each of its Subsidiaries are in compliance in all material respects with the terms and conditions of all decisions, policies, authorizations and licenses announced, rendered, granted or regulated, as the case may be, by the Brazilian Ministry of Communications (the "Ministry"), and the other governmental authorities having authority over services provided by the Company or any of its Subsidiaries, in each case, with respect to the operation of the businesses of the Company and its Subsidiaries.

            (v) Neither the Company nor any subsidiary of the Company is (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or
(ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the Public Utility Holding Company Act of 1935, as amended.

            (w) Each of the Company and its Subsidiaries owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its respective business, except where the failure to own or possess such rights would not have a Material Adverse Effect, and has no reason to believe that the conduct of its respective business will conflict with any such rights of others which might reasonably be expected to have a Material Adverse Effect, and has not received any notice of any claim of conflict with any such rights of others.

            (x) Each of the Company and its Subsidiaries has good and marketable title to, or has valid rights to lease or otherwise use, all items of real and personal property which are material to its respective business, in each case except as disclosed in the Offering Memorandum, free and clear of all liens, encumbrances and defects that can reasonably be expected to cause a material adverse effect on the financial condition, results of operations or business of the Company and its Subsidiaries taken as a whole.

            (y) The indemnification and contribution provisions set forth in Sections 10 and 11 of this Agreement do not contradict Brazilian law or public policy.

            (z) No labor disturbance by the employees of the Company or any of its Subsidiaries exists, or, to the best knowledge of the Company, has been threatened, which could reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the Company and its Subsidiaries taken as a whole.

            (aa) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its Subsidiaries (or, to the best knowledge of the Company, any other entity for whose acts or omissions the Company or any of its Subsidiaries is or may reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its Subsidiaries, or upon any other property (i) in violation of any Brazilian federal or state statute or any Brazilian ordinance, rule, regulation, order, judgment, decree or permit or (ii) which would, under any Brazilian federal or state statute or any Brazilian ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except in the case of both clauses (i) and (ii) for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a material adverse effect on the financial condition, results of operations or business of the Company and its Subsidiaries taken as a whole.

            (bb) Neither the Company nor any of the Guarantors or their respective Subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, regardless of whether covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and since September 30, 1996, there has not been any change in the capital stock or long-term debt of the Company (other than scheduled redemptions or payments) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries otherwise than as set forth or contemplated in the Offering Memorandum.

            (cc) The Company has filed all Brazilian federal, state and local income and franchise Tax Returns (as defined below) required to be filed through the date hereof and has paid all material Taxes (as defined below) due, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest, and no Tax deficiency has been determined adversely to the Company or its Subsidiaries which has had (nor does the Company have any knowledge of any Tax deficiency which, if determined adversely to the Company or its Subsidiaries could reasonably be expected to have) a Material Adverse Effect. For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean all Brazilian federal, state, local or foreign income, payroll, employee withholding, unemployment insurance, social security, sales, use, service use, leasing use, excise, franchise, gross receipts, value added, alternative or add-on minimum, estimated, occupation, real and personal property, stamp, transfer, workers' compensation, severance, windfall profits, environmental or other tax of the same or of a similar nature, including any interest, penalty, or addition thereto, whether disputed or not. The term "Tax Return" means any return, declaration, report, form, claim for refund, or information return or statement relating to Taxes or income subject to taxation, or any amendment thereto, and including any schedule or attachment thereto.

            (dd) Since June 30, 1996, except as disclosed in the Offering Memorandum, the Company has not (i) issued or granted any securities (other than (A) under plans, agreements and arrangements disclosed in, and in effect on the date of, the Offering Memorandum, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business and which would not reasonably be expected to have a Material Adverse Effect, (iii) entered into any transaction not in the ordinary course of business which could reasonably be expected to have a Material Adverse Effect or (iv) declared or paid any dividend on its capital stock.

            (ee) There are no securities of the Company registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system. The Company has been advised that the Notes have been designated as PORTAL securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

            (ff) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Securities Act, (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Notes or (iii) engaged in any directed selling efforts within the meaning of Rule 902 under the Securities Act in the United States in connection with the Notes being offered and sold pursuant to Regulation S under the Securities Act; provided, however, that with respect to clauses (i) and (ii) above, the Company makes no representations or warranties as to the activities of the Initial Purchasers.

            (gg) Neither the Company nor any of its affiliates has taken, and the Company will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Notes.

            (hh) No stamp duty, stock exchange tax, value-added tax or any other similar tax or duty is payable in Brazil to any taxing authority thereof or therein in connection with (i) the authorization, issuance, sale and delivery of the Notes by the Company to the Initial Purchasers in the manner contemplated in this agreement or (ii) the entry into, delivery of, or payments pursuant to, the Guarantees.

            (ii) Except for (i) the authorization of the Central Bank of the terms and conditions of the Notes and of the payment of the fees and commissions provided for in the Purchase Agreement, which has been obtained or will be obtained prior to the Closing Date; (ii) the registration of the issue of the Notes with the Central Bank which will be effected within 30 days of the Closing Date by the Company obtaining a registration certificate (the "Registration Certificate") from the Central Bank; and (iii) the approval by the Central Bank to make any payment in U.S. dollars not set forth in the Registration Certificate or to make any payment provided for therein later than 180 days after the due date, which will be obtained by the Company as soon as practicable after such approval is necessitated, no authorization, approval or consent of any governmental authority or agency of or in Brazil is required to effect payments in U.S. dollars on any of the Notes.

            (jj) Each shareholder of the Company has executed and delivered an enforceable written commitment in the form of an Amendment No. 2 to the Stockholders Agreement among such shareholders and the Company (together, the "Shareholder Commitments"), agreeing that such shareholder will not exercise its voting rights to receive mandatory statutory dividends (dividendo minimo obrigatorio), which conforms in all material respects to the description thereof in the Offering Memorandum. Each Shareholder Commitment has been duly authorized, executed and delivered by each party thereto and constitutes the valid and binding obligation of the Company and each shareholder, enforceable against the Company and each shareholder in accordance with its terms. The Shareholder Commitments, taken together, are effective to preclude payment of any mandatory statutory dividend.

            (kk) None of (a) the Transaction Documents, (b) the issuance, sale and delivery of the Notes to the Initial Purchasers upon payment therefor as contemplated in this Agreement or (c) the issuance of the Exchange Notes, in each case as contemplated in this Agreement and the Registration Rights Agreement, are subject to any registration tax, stamp duty or similar tax, duty, impost or levy imposed by Brazil or any political subdivision thereof.

            (ll) Except as otherwise described in the Offering Memorandum, all payments by the Company or any Guarantor in respect of the Notes, the Exchange Notes, the Indenture, this Agreement, the Registration Rights Agreement (or by any of the Guarantors upon default by the Company) will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature imposed or levied by or on behalf of Brazil or Japan or any political subdivision or authority thereof or therein having power to tax; provided, however, that if the Notes or the Exchange Notes are redeemed for any reason prior to maturity, all payments of interest, fees, commissions and original issue discount in respect of the Notes or the Exchange Notes by the Company (or by any of the Guarantors upon default by the Company) to holders of the Notes or the Exchange Notes (including payments made prior to redemption) would be subject to withholding of Brazilian income tax at a rate of 15 percent, which rate may be reduced to 12-1/2 percent pursuant to the bilateral treaty aimed at avoiding double taxation entered into between Brazil and Japan on January 24, 1967 and enacted in Brazil by Presidential Decree No. 61,899 dated December 14, 1967 (as amended and supplemented by a protocol dated March 23, 1976 and enacted in Brazil by Presidential Decree No. 81,194 dated January 9, 1978) and, in accordance with and subject to the Indenture, the Company will pay (and upon default by the Company, the Guarantors will pay) such additional amounts as may be necessary in order that the amounts received by the holder of any Note or Exchange Note after such withholding or deduction shall equal the respective net amounts which would have been receivable by such holder in the absence of such withholding imposed by Brazil or by Japan or any political subdivision or taxing authority thereof or therein.

            (mm) Neither the Company nor any Subsidiary has any pension, profit sharing, deferred compensation, bonus, retirement, stock option, stock purchase, phantom stock or similar plan, including any agreement evidencing rights to purchase securities of the Company or any Subsidiary, in each case which is subject to ERISA or the Code.

            (nn) None of the Company or its Subsidiaries nor any of their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, executing or otherwise) under the laws of Brazil.

            (oo) To ensure the legality, validity, enforceability or admissibility into evidence of each of this Agreement, the Registration Rights Agreement, the Agency Agreement, the Indenture, the Notes, the Guarantees, the Exchange Notes or any other document to be furnished hereunder or thereunder in Brazil it is not necessary that this Agreement, the Registration Rights Agreement, the Agency Agreement, the Indenture, the Notes (including the Guarantees), the Exchange Notes or any such other document be filed or recorded with any court or other authority in Brazil or that any stamp or similar tax be paid in Brazil, on or in respect of any of this Agreement, the Registration Rights Agreement, the Agency Agreement, the Indenture, the Notes, the Exchange Notes or any such other document, other than the translation into Portuguese by a sworn translator and the consularization of this Agreement, the Registration Rights Agreement and the Indenture at the Brazilian Consulate in New York which will be effected by the Company as soon as reasonably practicable after execution of such agreements.

            2. PURCHASE OF THE NOTES BY THE INITIAL PURCHASERS. (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule 1 hereto, at a purchase price equal to 96.75% of the principal amount thereof plus accrued interest, if any, from the Closing Date.

            (b) The Company shall not be obligated to deliver any of the Notes, except upon payment for all of the Notes to be purchased as provided herein.

            3. SALE AND RESALE OF THE NOTES BY THE INITIAL PURCHASERS. Each Initial Purchaser has advised the Company that it proposes to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser hereby represents and warrants to, and agrees with, the Company that it (i) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) has not solicited and will not solicit offers for, and has not offered or sold and will not offer or sell, the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and has not and will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act in the United States in connection with the Notes being offered and sold pursuant to Regulation S under the Securities Act, and (iii) has solicited and will solicit offers for the Notes only from, and has offered, sold and delivered and will offer, sell and deliver the Notes, as part of its initial offering, only (A) to persons in the United States whom such Initial Purchaser reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions under Rule 144A, (B) to a limited number of other "accredited investors" as defined in Rule 501(a)(1)(2), (3) or (7) under Regulation D that are institutional investors ("Institutional Accredited Investors") in private sales exempt from registration under the Securities Act and (C) to non-U.S. Persons outside the United States to whom the Initial Purchasers reasonably believe offers and sales of the Notes may be made in reliance on Regulation S under the Securities Act in transactions meeting the requirements of Regulation
S. Each Initial Purchaser represents and warrants that it is a Qualified Institutional Buyer, with such knowledge and experience in financial and business matters as is necessary to evaluate the merits and risks of an investment in the Notes, and is acquiring its interest in the Notes not with a view to the distribution or resale thereof, except resales in compliance with the registration requirements or exemption provisions of the Securities Act and that neither it, nor anyone acting on its behalf, will offer the Notes so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act. The Company acknowledges and agrees that each Initial Purchaser may sell Securities to any affiliate of such Initial Purchaser and that any such affiliate may sell Securities purchased by it to the Initial Purchasers; provided, in each case, that such sales are made in accordance with the provisions of this Section 3. Each Initial Purchaser agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by the Initial Purchasers from the Company pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment thereof or supplement thereto that the Company shall have furnished to the Initial Purchasers prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser agrees and understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(c), 6(d) and 6(e) hereof, counsel to the Company and to the Initial Purchasers, respectively, may rely upon the accuracy and truth of the foregoing representations, warranties and covenants in this Section 3 and the Initial Purchasers and the Company hereby consent to such reliance.

            4. DELIVERY OF AND PAYMENT FOR THE NOTES. (a) Delivery of and payment for the Notes shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on November 26, 1996 or at such other time or date, not later than five full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being herein called the "Closing Date").

            (b) On the Closing Date, payment of the purchase price for the Notes shall be made to the Company by wire transfer of immediately available funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers through the book-entry facilities of The Depository Trust Company (the "Depositary") or otherwise of the Notes. Upon delivery, the Notes sold to Qualified Institutional Buyers and pursuant to Regulation S shall each be represented by a global note, registered in the name of the Depositary or its nominee and Notes sold to Institutional Accredited Investors shall be represented by physical Notes registered in the names requested by the Initial Purchasers, in each case in such denominations as the Initial Purchasers shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of certificates evidencing the Notes, the Company agrees to make such certificates available for inspection by the Initial Purchasers at least 24 hours prior to the Closing Date.

            5. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Initial Purchasers:

            (a) To furnish to the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any supplements and amendments thereto as they may reasonably request.

            (b) To advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading and not to effect such amendment or supplementation without the consent of the Initial Purchasers; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use best efforts to prevent the issuance of any such order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

            (c) Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than five business days after receipt of such copy.

            (d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to other purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish to the Initial Purchasers such number of copies thereof as they may reasonably request. The Initial Purchasers' delivery of any such amendment or supplement shall not constitute a waiver of any of the conditions set forth in
Section 6 hereof.

            (e) So long as the Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with
Section 13 or 15(d) of the Exchange Act.

            (f) For a period of three years following the Closing Date, to furnish to the Initial Purchasers copies of any annual reports and current reports filed with the Commission on Forms 20-F, 6-K, or such other similar forms as may be designated by the Commission under the Exchange Act or any rule or regulation of the Commission thereunder and any compliance certificate or notice of default or event of default furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture.

            (g) To use its reasonable best efforts to qualify the Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably designate and to continue such qualifications in effect so long as reasonably required for the distribution of the Notes. The Company will also arrange for the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Initial Purchasers may reasonably request. Notwithstanding the foregoing, the Company and its Subsidiaries shall not be obligated to register or qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which they are not so registered or qualified, to file a general consent to service of process in any jurisdiction or to subject themselves to taxation in any jurisdiction if they are not otherwise so subject.

            (h) To promptly advise the Initial Purchasers of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

            (i) To comply with the Registration Rights Agreement.

            (j) To assist the Initial Purchasers in arranging to cause the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and the Notes to be eligible for clearance and settlement through the Depository Trust Company (the "DTC"), the Euroclear System and Cedel Bank, societe anonyme.

            (k) Not to, and will cause its affiliates (as such term is defined in Rule 501(b) under the Securities Act) not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act.

            (l) Except following the effectiveness of the Exchange Offer or the Shelf Registration Statement, as the case may be, not to, and will cause its affiliates (as such term is defined in Rule 501(b) under the Securities Act) not to, and will not authorize or knowingly permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or by means of any directed selling efforts (as defined in Rule 902 under the Securities Act) in the United States in connection with the Notes being offered and sold pursuant to Regulation S or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            (m) To apply the net proceeds from the sale of the Notes as set forth in the Offering Memorandum under the caption "Use of Proceeds".

            (n) For a period of 90 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company (other than the Notes or the Exchange Notes) without the prior written consent of the Initial Purchasers, which consent shall not be unreasonably withheld.

            (o) In connection with the offering, until the Initial Purchasers shall have notified the Company of the completion of the resale of the Notes, neither the Company nor any of its affiliated purchasers (as defined in Rule 10b-6 under the Exchange Act), either alone or with one or more other persons, will bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes, except as contemplated by the Exchange Offer; and neither it nor any of its affiliated purchasers will make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes, except as contemplated by the Exchange Offer.

            (p) Promptly, and in any event not more than 30 days after the Closing Date, (i) make application to the Central Bank for the Registration Certificate and thereafter do all things reasonably necessary to obtain the Registration Certificate and provide evidence thereof to the Initial Purchasers and (ii) do all things reasonably necessary to obtain the approval of the Central Bank, as soon as practicable after such approval is necessitated, to make any payment in dollars not set forth in the Registration Certificate or to make any payment provided for therein earlier than its originally scheduled date for payment.

            (q) Promptly after their execution and delivery, procure the notarization and consularization of this Agreement, the Registration Rights Agreement and the Indenture.

            6. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on the date hereof and on the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the accuracy of the statements of the Company made in any certificates delivered pursuant to provisions hereof, to the performance by the Company and the Guarantors of their obligations hereunder, and to each of the following additional terms and conditions:

            (a) All consents, waivers and approvals necessary for the consummation of the transactions contemplated by the Transaction Documents shall have been obtained and shall be in full force and effect on the Closing Date.

            (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, the Notes and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) Mayer, Brown & Platt, U.S. counsel to the Company and the Guarantors, shall have furnished to the Initial Purchasers their written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Exhibit B hereto.

            (d) (i) Basch & Rameh, Brazilian counsel to the Company and the Guarantors organized under the laws of Brazil, shall have furnished to the Initial Purchasers their written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Exhibit C-1 hereto;
(ii) Carlos Baliero Esq., General Counsel of the Company, shall have furnished to the Initial Purchasers his written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Exhibit C-2 hereto; and (iii) Harney, Westwood & Riegels, British Virgin Islands counsel to TVA Communications Ltd., shall have furnished to the Initial Purchasers their written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Exhibit C-3 hereto.

            (e) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

            (f) The Initial Purchasers shall have received from Machado, Meyer, Sendacz e Opice, Brazilian counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

            (g) With respect to the letter of Coopers & Lybrand delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Initial Purchasers a letter (the "bring-down letter") from Coopers & Lybrand addressed to the Initial Purchasers and dated the Closing Date (1) confirming that it is an independent public accountant with respect to the Company under rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct, and its interpretations and rulings and (ii) confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the date as of which specified financial information is given in the Offering Memorandum, as of a date not more than five business days prior to the date of the bring-down letter), the conclusions and findings of the firm with respect to the financial information and other matters covered by the initial letter are accurate. In addition, the Company shall have received letters from Coopers & Lybrand to the effect that the Company may use, in connection with the offering and sale of the Notes, the audited financial statements of the Company prepared by such accountants and included in the Offering Memorandum.

            (h) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its President and its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, as of the date hereof, the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the date hereof, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum and (C) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company and the Guarantors in this Agreement are true and correct, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and subsequent to the date of the most recent financial statements in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of the Company and its Subsidiaries or any event or development that would be reasonably likely to result in a Material Adverse Effect, except as set forth in the Offering Memorandum.

            (i) The Initial Purchasers shall have received on the date hereof the Registration Rights Agreement and the Agency Agreement executed and delivered by a duly authorized officer of the Company.

            (j) The Notes shall have been approved by the NASD for trading in the PORTAL Market.

            (k) The Indenture shall have been duly executed and delivered by the Company, the Guarantors and the Trustee and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (l) If any event shall have occurred that requires the Company under
Section 5(d) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

            (m) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Notes as contemplated hereby.

            (n) At the Closing Date, after giving effect to the consummation of the transactions contemplated by the Transaction Documents, there shall exist no default or event of default under the Indenture.

            (o) Neither the Company nor any of the Guarantors or their respective Subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, regardless of whether covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and since September 30, 1996, except for the transactions contemplated by the Offering Memorandum (exclusive of any amendment or supplement), there shall not have been any change in the capital stock or long-term debt of the Company or any event or development involving a prospective change that would be reasonably likely to result in a change in the general affairs, management, financial condition, results of operations, business or prospects of the Company and its Subsidiaries the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum (exclusive of any amendment or supplement).

            (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes or any of the Company's or its Subsidiaries, other debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a positive upgrading) its rating of the Notes or any of the Company's or its Subsidiaries, other debt securities.

            (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Sao Paolo Stock Exchange, the Rio de Janeiro Stock Exchange or the over-the-counter market, shall have been suspended or limited, or minimum prices shall have been established on any such exchange or such market by the Comissao de Valores Mobiliarios, the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or, (ii) a general moratorium on commercial banking activities shall have been declared by United States Federal or New York State or Brazilian authorities, or (iii) an outbreak or escalation of hostilities or a declaration by the United States or Brazil of a national emergency or war, (iv) a change or development involving a prospective change in Brazilian or Japanese taxation adversely affecting the Company, the Notes, the Guarantees or the transfer thereof or the imposition of exchange controls by Brazil; or (v) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States or Brazil shall be such) the effect of which, in the case of this clause (v), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement).

            (r) The Initial Purchasers shall have received evidence reasonably satisfactory to them that the appointment of CT Corporation System as agent for service of process of the Company and the Guarantors pursuant to Section 21 hereof and pursuant to the Indenture has been accepted by such agent.

            (s) The Initial Purchasers shall have received a copy of the letter from Central Bank in form and substance satisfactory to them, approving the transactions contemplated by the Offering Memorandum.

            (t) No action shall have been taken and no United States, Brazilian or other statute, rule, regulation or order shall have been enacted, adopted or issued by any United States or Brazilian governmental agency which would, as of the Closing Date, prevent the issuance or sale of the Notes; and no injunction, restraining order or order of any other nature by a United States, Brazilian or other federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes.

            (u) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchasers such further information, certificates, opinions and documents as it may reasonably request.

            (v) The Shareholder Commitments shall have been executed and delivered and shall be in full force and effect.

            (w) The Company and Galaxy Brasil shall have entered into an amendment to the Galaxy Brasil Leasing Facility (as defined in the Offering Memorandum) to allow the Guarantee of the Notes by Galaxy Brasil as described in the Offering Memorandum.

            All opinions, letters and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

            7. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the conditions described in Section 6 shall not have been satisfied.

            8. DEFAULTING INITIAL PURCHASERS. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Notes that would have been purchased by such defaulting Initial Purchaser by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, the Company or the Guarantors, except that the Company and the Guarantors will continue to be liable for the payment of expenses to the extent set forth in Sections 9 and 13 and except that the provisions of Sections 10 and 11 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto who, pursuant to this Section 8, purchases Notes which a defaulting Initial Purchaser agreed but failed to purchase.

            (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have for damages caused by its default. If other purchasers agree to purchase the Notes of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum, the Transaction Documents or in any other document or arrangement, and the Company agrees to file promptly any amendment or supplement to the Offering Memorandum that effects any such changes.

            9. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. Notwithstanding anything to the contrary contained herein, if (a) this Agreement shall have been terminated pursuant to Section 7, (b) the Company shall fail to tender the Notes for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement, the Company and the Guarantors shall reimburse the Initial Purchasers for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Notes. If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more of the Initial Purchasers, the Company and the Guarantors shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

            10. INDEMNIFICATION. (a) The Company and each Guarantor, jointly and severally, shall indemnify and hold harmless each of the Initial Purchasers, their respective affiliates, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any of the Initial Purchasers within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 10 and Section 11 as the Initial Purchasers) from and against any loss, claim, damage, expense or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, expense, liability or action relating to purchases and sales of Notes), to which the Initial Purchasers may become subject, under the Securities Act, the Exchange Act or any other foreign, federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, expense, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or any information provided by the Company pursuant to Section 5(d) hereof or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse the Initial Purchasers promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchasers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, expense, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, expense, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Initial Purchasers' Information; and provided further that with respect to any such untrue statement or omission made in the preliminary offering memorandum, the indemnity agreement contained in this Section 10(a) shall not inure to the benefit of any Initial Purchaser, to the extent that the sale to the person asserting any such loss, claim, damage, expense, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of such Initial Purchaser is a result of the fact that both (i) a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Notes to such person and (ii) the untrue statement or omission in the preliminary offering memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 5(d).

            (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company and each Guarantor, their respective affiliates, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company or Guarantor within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 10 and Section 11 as the Company), from and against any loss, claim, damage, expense or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, expense, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with such Initial Purchaser's Information, and shall reimburse the Company promptly upon demand for any legal or other expenses reasonably incurred by the Company or any Guarantor in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent that such indemnifying party has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, it shall notify the indemnifying party thereof, and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that each indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel for the indemnified party will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a) and 10(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment in favor of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnification is or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            The obligations of the Company, each Guarantor and each Initial Purchaser in this Section 10 and in Section 11 are in addition to any other liability which the Company, any Guarantor or any Initial Purchaser, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

            11. CONTRIBUTION. If the indemnification provided for in Section 10 is unavailable or insufficient to hold harmless an indemnified party under
Section 10(a) or 10(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (1) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and to each Initial Purchaser on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and each Initial Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and each Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by each Initial Purchaser with respect to the Notes purchased under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 11 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 11 shall be deemed to include, for purposes of this Section 11, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, an Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes sold and distributed by it was offered to purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Initial Purchaser's obligation to contribute as provided in this Section 11 are several in proportion to their respective purchase obligations and not joint.

            12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 10 and 11 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company, the Guarantors and the Initial Purchasers and in Section 5(e) with respect to holders and prospective purchasers of the Notes. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            13. EXPENSES. The Company agrees with the Initial Purchasers to pay
(a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection, (b) the costs incident to the preparation and printing of any preliminary offering memorandum, the Offering Memorandum and any amendments or supplements thereto, (c) the costs of distributing any preliminary offering memorandum, the Offering Memorandum and any amendments or supplements thereto, (d) the costs of printing, reproducing and distributing the Transaction Documents, (e) the costs incident to the preparation, printing and delivery of the certificates representing the Notes, including stamp duties and transfer taxes, if any, payable upon issuance of any of the Notes, (f) the fees and disbursements of the Company's counsel (g) the fees and disbursements of accountants for the Company, (h) any fees charged by rating agencies for rating the Notes, (i) the fees and expenses of qualifying the Notes under securities laws of the several jurisdictions as provided in
Section 5(g) and of preparing, printing and distributing a Blue Sky memorandum (including related reasonable fees and expenses of Simpson Thacher & Bartlett, counsel to the Initial Purchasers), (j) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel for such parties), (k) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market and the clearance of the Notes for book-entry transfer through the Depository Trust Company, the Euroclear System and Cedel Bank, societe anonyme, and (1) all other reasonable costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that except as provided in this Section 13 and Section 9, the Initial Purchasers shall pay the first $500,000 of their own aggregate costs and expenses, including the costs and expenses of their regular and local counsels and any transfer taxes on the Notes which they may sell, and the Company shall pay or reimburse any such costs and expenses to the extent such costs and expenses exceed $500,000, subject to a maximum of $500,000 payable or reimbursable hereunder.

            14. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements and statements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or in any certificate delivered pursuant to this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement or in any certificate delivered pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

            15. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to any of the Initial Purchasers, shall be delivered or sent by mail or facsimile transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Stephanie Cuskley (Fax: 270-0994);

                  (b) if to the Company or the Guarantors, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Douglas Duran (Fax:
            011-55-11-821-8770);

            with a copy by mail or facsimile transmission to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, Attention: Peter V. Darrow (Fax: 262-1910).

provided, however, that any notice to the Initial Purchasers pursuant to Section 10(c) shall also be delivered or sent by mail to the Initial Purchasers at Chase Securities Inc., 270 Park Avenue, 39th Floor, New York, New York 10017,
Attention: Legal Department. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

            16. DEFINITION OF TERMS. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and "Subsidiary" has the meaning ascribed thereto in the Offering Memorandum.

            17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            19. AMENDMENTS. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

            20. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to the affect the meaning or interpretation of, this Agreement.

            21. SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE; CURRENCY INDEMNITY. (a) To the fullest extent permitted by applicable law, the Company and each Guarantor irrevocably submit to the jurisdiction of any Federal or State court in the City, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement (solely in connection with any such suit or proceeding), and irrevocably agree that all claims in respect of such suit or proceeding may be determined in any such court. The Company and each Guarantor irrevocably and fully waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and each Guarantor hereby irrevocably designate and appoint CT Corporation System, 1633 Broadway, New York, New York 10019, U.S.A. (the "Process Agent"), as the authorized agent of the Company and each Guarantor upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of CT Corporation System as such authorized agent shall become effective immediately without any further action on the part of the Company or any Guarantor. The Company and each Guarantor represent to the Initial Purchasers that they have notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. The Company and each Guarantor hereby irrevocably authorize and direct the Process Agent to accept such service. The Company and each Guarantor further agree that service of process upon the Process Agent and written notice of said service to the Company or such Guarantor mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company or such Guarantor in any such suit or proceeding. Nothing herein shall affect the right of any Initial Purchaser or any person controlling such Initial Purchaser to serve process in any other manner permitted by law. The Company and each Guarantor further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Company or any Guarantor have any outstanding obligations under this Agreement, the Notes, the Indenture, the Guarantees or any other Transaction Document. To the extent that the Company or any Guarantor have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of note, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company and each Guarantor hereby irrevocably waive such immunity in respect of their obligations under this Agreement, to the extent permitted by law.

            (b) The obligation of the parties to make payments hereunder is in U.S. dollars (the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the effective receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder, and the party liable to make such payment agrees to indemnify the party which is to receive such payment (as an additional, separate and independent cause of action) for the amount (if any) by which such effective receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and such obligation to indemnify shall not be affected by judgment being obtained for any other sums due under this Agreement.

            22. JOINT AND SEVERAL LIABILITY. Each subsidiary of the Company, by its execution and delivery of a counterpart to this Agreement, agrees that it shall be joint and severally liable for all obligations an liabilities of the Company.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement between the Company, the Guarantors and the several Initial Purchasers in accordance with its terms.

                                        Very truly yours,

                                        TEVECAP S.A.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        TVA SISTEMA DE TELEVISAO S.A.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        TVA COMMUNICATIONS LTD.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        GALAXY BRASIL S.A.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        TVA SUL PARTICIPACOES S.A.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        COMERCIAL CABO TV SAO PAULO LTDA.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        TVA PARANA LTDA.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        TVA ALPHA CABO LTDA.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        CCS CAMBORIU CABLE SYSTEM DE
                                        TELECOMUNICACOES LTDA.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        TCC TV A CABO LTDA.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        TVA SUL FOZ DO IGUACU LTDA.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

                                        Accepted:

                                        CHASE SECURITIES INC.


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                        BEAR, STEARNS & CO. INC.


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                        DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                        BOZANO, SIMONSEN SECURITIES, INC.


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

STATE OF NEW YORK         )
                          :  ss.
COUNTY OF NEW YORK        )

            On this ____ day of November, 1996, before me, a notary public within and for said county, personally appeared _____________________, to me personally known who being duly sworn, did say that he was the___________________________ of Chase Securities Inc., one of the persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.



                          ..............................................
[NOTARIAL SEAL]

STATE OF NEW YORK         )
                          :  ss.
COUNTY OF NEW YORK        )

            On this ____ day of November, 1996, before me, a notary public within and for said county, personally appeared _____________________, to me personally known who being duly sworn, did say that he was the___________________________ of Bear, Stearns & Co. Inc., one of the persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.



                          ..............................................
[NOTARIAL SEAL]

STATE OF NEW YORK         )
                          :  ss.
COUNTY OF NEW YORK        )

            On this ____ day of November, 1996, before me, a notary public within and for said county, personally appeared _____________________, to me personally known who being duly sworn, did say that he was the___________________________ of Donaldson, Lufkin & Jenrette Securities Corporation, one of the persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.


                       ..............................................
[NOTARIAL SEAL]

STATE OF NEW YORK         )
                          :  ss.
COUNTY OF NEW YORK        )

            On this ____ day of November, 1996, before me, a notary public within and for said county, personally appeared _____________________, to me personally known who being duly sworn, did say that he was the___________________________ of Bozano, Simonsen Securities, Inc., one of the persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.


                     ..............................................
[NOTARIAL SEAL]

                                   SCHEDULE 1

                                                                     Principal
                                                                      Amount
Initial Purchasers                                                 of Securities
------------------                                                 -------------

Chase Securities Inc. .........................................    $162,500,000
Donaldson, Lufkin & Jenrette Securities Corporation ...........    $ 43,750,000
Bear, Stear s & Co. ...........................................    $ 35,750,000
Bozano, Simonsen Securities, Inc. .............................    $  8,000,000
                                                                   ------------
Total .........................................................    $250,000,000
                                                                   ============

                                                                       EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT B

                     FORM OF OPINION OF MAYER, BROWN & PLATT

(i) Assuming that this Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor under the laws of Brazil, this Agreement has been duly executed and delivered by the Company and each Subsidiary Guarantor under the laws of the State of New York;

                  (ii) Assuming that each of the Registration Rights Agreement and the Agency Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor under the laws of Brazil, each of the Registration Rights Agreement and the Agency Agreement has been duly executed and delivered by the Company and each Subsidiary Guarantor under the laws of the State of New York and constitutes a valid and legally binding agreement of the Company and each Subsidiary Guarantor enforceable against the Company and each such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iii) Assuming that the Indenture has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor under the laws of Brazil, the Indenture has been duly executed and delivered by the Company and each Subsidiary Guarantor under the laws of the State of New York and (assuming due execution and delivery thereof by the Trustee and the Paying Agent) constitutes a valid and legally binding agreement of the Company and each such Subsidiary Guarantor enforceable against the Company and each such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iv) The Notes are in the form contemplated by the Indenture and, assuming the Notes have been duly authorized, executed and delivered by the Company under the laws of Brazil, the Notes have been duly executed and delivered by the Company, and (assuming due execution by the Trustee, authentication by the Trustee, and payment therefor as provided herein) have been duly and validly issued under the laws of the State of New York and constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (v) The execution, delivery and performance of each of the
            Transaction Documents (as defined in the Purchase Agreement), the issuance, authentication, sale and delivery of the Notes, compliance with the terms thereof, and consummation by the Company and each subsidiary of the Company of the transactions contemplated thereby, will not result in any violation of any applicable U.S. Federal or New York State statute or any order, rule or regulation of any U.S. Federal or New York State court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties or assets; and, except for such consents, approvals, authorizations, registrations or qualifications as may be required under New York State securities laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such U.S. Federal or New York State court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company and each subsidiary of the Company party to one or more of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance with the terms thereof or the consummation of the transactions contemplated thereby;

                  (vi) Each of the Transaction Documents conforms in all
            material respects to the description thereof contained in the Offering Memorandum;

                  (vii) Neither the Company nor any subsidiary of the Company is an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder; no registration of the Company under the Investment Company Act is required in connection with the issuance, offer, sale or delivery of the Notes in the United States;

                  (viii) Assuming the Notes are issued, sold and delivered under the circumstances contemplated by the Offering Memorandum and this Agreement, that the representations and warranties and covenants of the Initial Purchasers contained in Section 3 hereof are true, correct and complete, and that the Initial Purchasers comply with their covenants in Section 3 hereof, (A) registration under the Securities Act of the Notes or qualification of the Indenture in respect of the Notes under the Trust Indenture Act is not required in connection with the offer and sale of the Notes to the Initial Purchasers in the manner contemplated by the Offering Memorandum or this Agreement, and (B) initial resales of the Notes by the Initial Purchasers on the terms and in the manner set forth in the Offering Memorandum and Section 3 hereof are exempt from the registration requirements of the Securities Act.

                  (ix) The descriptions in the Offering Memorandum of contracts and other documents are accurate in all material respects and fairly present, as to such contracts and other documents described therein, the information that would be required to be presented with respect thereto if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 under the Securities Act; and the statements in the Offering Memorandum under the caption "Income Tax

            Considerations", insofar as such statements purport to summarize federal laws of the United States referred to thereunder, fairly summarize such laws in all material respects;

                  (x) As of its date, the Preliminary Offering Memorandum did, and on the Closing Date, the Final Offering Memorandum will (except for financial statements, the notes thereto and other financial and statistical data included therein, as to which no opinion need be expressed) comply on its face as to form in all material respects with that which would be required by the Securities Act and the rules and regulations of the Commission thereunder applicable to a definitive prospectus forming part of a registration statement on Form F-1 under the Securities Act;

                  (xi) Under the laws of the State of New York relating to
            submission to jurisdiction, the Company has validly and irrevocably submitted to the jurisdiction of any U.S. Federal or New York state courts located in the Borough of Manhattan in The City of New York, New York and has validly and irrevocably appointed CT Corporation as its authorized agent for the purposes set forth in paragraph 21 of this Agreement and Section 11.16 of the Indenture; and

                  (xii) The Warrant pursuant to which the Company may acquire an additional 2.7% of TV Filme at a nominal exercise price is irrevocable and constitutes a valid and legally binding agreement of TV Filme, enforceable against it in accordance with its terms.

                  Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants at which conferences the contents of the Offering Memorandum, any amendment thereof and supplement thereto and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the factual accuracy, completeness or fairness of the statements contained in the Offering Memorandum, except for those referred to in paragraphs (vi) and (ix) above, such counsel has no reason to believe that the Offering Memorandum (except for the financial statements and related schedules or other financial or statistical data included in the Offering Memorandum, as to which such counsel need express no opinion) or any amendment thereof or supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                     EXHIBIT C-1

                        FORM OF OPINION OF BASCH & RAMEH

(i) Each of the Company and each Subsidiary of the Company organized under the laws of Brazil has been duly incorporated and is validly existing as a corporation in good standing under the laws of Brazil, is duly qualified as a foreign corporation to do business in every Brazilian jurisdiction, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged;

            (ii) The Company has the authorized capitalization set forth under the caption "Capitalization" in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; all of the issued shares of capital stock of each Subsidiary of the Company organized under the laws of Brazil have been duly and validly authorized and issued and are fully paid and non-assessable; and the Service Agreement, pursuant to which Televisao Show Time Ltda. and TVA Brasil Radioenlances Ltda. have agreed to transfer the licenses held by them to the Company at nominal cost is irrevocable and constitutes a valid and legally binding agreement of Televisao Show Time Ltda. and TVA Brasil Radioenlances Ltda., enforceable against them in accordance with its terms;

            (iii) Each of the Company and each Subsidiary of the Company organized under the laws of Brazil party to one or more of the Transaction Documents (as defined in the Purchase Agreement) has full right, power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder; and all corporate action required to be taken by the Company and each such Subsidiary for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated by each of the Transaction Documents has been duly and validly taken;

            (iv) This Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary of the Company organized under the laws of Brazil signatory hereto;

            (v) Each of the Registration Rights Agreement and the Agency Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor organized under the laws of Brazil and, assuming that each of the Registration Rights Agreement and the Agency Agreement constitutes a valid and binding agreement under New York state law, constitutes a valid and legally binding agreement of the Company and each Subsidiary Guarantor organized under the laws

36256741.1 100697 1749E 97390553
      of Brazil enforceable against the Company and each such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vi) The Indenture has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor organized under the laws of Brazil and (assuming due execution and delivery thereof by the Trustee and the Paying Agent) assuming that the Indenture constitutes a valid and binding agreement under New York state law, constitutes a valid and legally binding agreement of the Company and each such Subsidiary Guarantor enforceable against the Company and each such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) The Notes have been duly authorized and executed by the Company, (assuming due execution by the Trustee, authentication by the Trustee and payment therefor as provided herein) have been duly and validly issued and outstanding, and, assuming that the Notes constitute valid and binding obligations under New York state law, constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (viii) The Guarantees have been duly authorized and executed by the Subsidiary Guarantors, have been duly and validly issued and, assuming that the Guarantees constitute valid and binding obligations under New York state law, constitute valid and legally binding obligations of the Subsidiary Guarantors entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) The execution, delivery and performance of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and the Guarantees, compliance with the terms thereof, and consummation by the Company and each Subsidiary of the Company of the transactions contemplated thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its

      Subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel or identified to such counsel as being material to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company is bound or to which any of the property or assets of the Company or any Subsidiary of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws (or equivalent constitutive documents) of the Company or any Subsidiary of the Company or any Brazilian statute or any order, rule or regulation of any Brazilian court or governmental agency or body having jurisdiction over the Company or any Subsidiary of the Company or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such Brazilian court or governmental agency (including, without limitation, the Comissao de Valores Mobiliaros) or body or stock exchange is required for the execution, delivery and performance of the Transaction Documents by the Company and each Subsidiary of the Company party to one or more of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance with the terms thereof or the consummation of the transactions contemplated thereby, except for (a) the certificate of prior authorization of the Central Bank that has previously been obtained and is in full force and effect, (b) the issuance by the Central Bank of the Certificate of Registration permitting the Company to make remittances from Brazil in U.S. dollars of the principal, interest and other amounts in respect of the Notes (which such counsel has no reason to believe will not be issued as a matter of formality promptly after the Company makes proper application therefor), (c) the approval of the Central Bank for the Company to make any payment in U.S. dollars not set forth in the Certificate of Registration or to make any payment provided for therein earlier than the due date therefor and (d) the ratification of the Certificate of Registration for the Company to make any payment provided therein later than 180 days after the due date thereof;

            (x) the Shareholder Commitments have been duly authorized by all requisite corporate action on the part of the shareholders party thereto and the Company and constitute the valid and binding obligation of each of them, enforceable against them in accordance with their terms;

            (xi) The prior authorization of the Notes and Exchange Notes have been obtained from the Central Bank; to the knowledge of such counsel after due inquiry, there is no reason that the Registration Certificate should not be issued by the Central Bank in due course;

            (xii) The issuance, delivery and sale to the Initial Purchasers of the Notes as contemplated by this Agreement or the issuance of the Exchange Notes as contemplated by the Registration Rights Agreement are not subject to any tax imposed by any tax authority under the laws of Brazil or any political subdivision thereof;

            (xiii) Payments of interest, principal and premium in respect of the Notes or Exchange Notes are not subject under the laws of Brazil or any political subdivision thereof to any withholding or similar charges or deductions, except as set forth in the Offering Memorandum;

            (xiv) None of the Notes, the Exchange Notes nor any of the other Transaction Documents nor any of the documents or instruments entered into in connection therewith are subject to any registration tax, stamp duty or similar tax or duty imposed by Brazil or any political subdivision thereof;

            (xv) The choice of law provisions set forth in paragraph 17 of this Agreement, Section 11.9 of the Indenture and Paragraph 20 of the Notes will be recognized by the courts of Brazil; each of the Company and the Subsidiary Guarantors organized under the laws of Brazil can sue and be sued in its own name; under the laws of Brazil, the submission of the Company and the Subsidiary Guarantors organized under the laws of Brazil to the non-exclusive jurisdiction of U.S. Federal and New York state courts in the Borough of Manhattan in The City of New York is legal, valid and binding; and any judgment obtained in such court arising out of or relating to the obligations of the Company and such Subsidiary Guarantors under the Transaction Documents or the transactions contemplated hereby or thereby will be recognized in Brazil without reconsideration of the merits upon confirmation of that judgment by the Brazilian Federal Supreme Court; and such confirmation will be provided if the foreign judgment (a) fulfills all formalities required for its enforceability under the laws of the country where the foreign judgment is granted, (b) is issued by a competent court after proper service of process, (c) is not subject to appeal, as duly certified by the foreign judiciary branch, (d) is authenticated by a Brazilian consular office in the country where the foreign judgment is issued and is accompanied by a sworn translation into Portuguese, (e) is not contrary to Brazilian national sovereignty, public policy or morality and (f) is enforced in compliance with the applicable procedure under the law of Brazil with respect to the enforcement of foreign judgments (and, in the opinion of such counsel, none of the provisions of any of the Transaction Documents is or would be against Brazilian national sovereignty, public policy or morality);

            (xvi) Each of the Transaction Documents is in proper form under Brazilian law for the enforcement thereof against the Company and any Subsidiary Guarantor organized under the laws of Brazil party thereto; and it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Transaction Documents in Brazil, that any of them be filed or recorded or enrolled with any court or authority in Brazil or that any stamp, registration or similar tax be paid in Brazil, other than court costs, including filing fees and deposits to guarantee judgment required by Brazilian law and regulations, except that
      (a) the signatures of the parties to the Transaction Documents signing outside Brazil shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public shall have been authenticated by the Brazilian consular office and/or each of this Agreement, the Registration Rights Agreement and the Indenture shall have been registered with the appropriate Registry of Deeds and Documents in

      Brazil and (b) each of the Transaction Documents shall have been translated into Portuguese by a sworn translator;

            (xvii) The Company, each Subsidiary Guarantor organized under the laws of Brazil party thereto and their respective obligations under the Transaction Documents, are subject to civil and commercial law and to suit and neither they nor any of their properties or material assets have any right of immunity, on any grounds, from any legal or other action, suit or proceeding, from the giving of any relief in any such legal or other action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to their respective obligations, liabilities or any other matter arising out of or relating to the Transaction Documents;

            (xviii) Except as disclosed in the Offering Memorandum, the Company and its Subsidiaries possess adequate licenses, certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole;

            (xix) The statements under the captions "Enforceability of Civil Liabilities", "Risk Factors--MMDS Transmission Issues", "Risk Factors--Regulation", "Risk Factors--Transactions with Related Parties; Rights to Put the Company's Stock", "Risk Factors--Ownership of Future Cable Television Licenses", "Risk Factors--Dividends to Shareholders", "Risk Factors--Rights to DIRECTV Programming", "Risk Factors--Limited Assets of Tevecap and Dependence on Subsidiaries for Repayment of Notes," "Risk Factors--Fraudulent Conveyance Considerations", "Risk Factors--Enforceability of Judgments", "Risk Factors--Controls and Restrictions on US Dollar Remittances", "Business-Regulatory Framework--MMDS Regulations--Cable Regulation--Cable Related Service Regulation--Satellite Service Regulation", "Business--Legal Proceedings", "Management", "Principal Shareholders", "Certain Transactions with Related Parties", "Description of Certain Indebtedness", "Description of Notes--Enforceability of Judgments with respect to the Notes and Subsidiary Guarantees", "Description of Notes--Certain Bankruptcy Law Considerations" and "Income Tax Considerations", to the extent that they constitute matters of Brazilian law or legal conclusions, are complete and accurate in all material respects;

            Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants at which conferences the contents of the Offering Memorandum, any amendment thereof and supplement thereto and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the factual accuracy, completeness or fairness of the statements contained in the Offering Memorandum, except for those referred to in paragraphs (ix) and (xvii) above, such counsel has no reason to believe that the Offering Memorandum (except for the financial statements and related schedules or other financial or statistical data included in the Offering Memorandum, as to which such counsel need express no opinion) or any amendment thereof or supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                     EXHIBIT C-2

                     FORM OF OPINION OF CARLOS BALIERO, ESQ.

(i) Each of the Company and each Subsidiary of the Company organized under the laws of Brazil has been duly incorporated and is validly existing as a corporation under the laws of Brazil, is duly qualified as a foreign corporation to do business in every Brazilian jurisdiction, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

            (ii) The Company has the authorized capitalization set forth under the caption "Capitalization" in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; all of the issued shares of capital stock of each Subsidiary of the Company organized under the laws of Brazil have been duly and validly authorized and issued and are fully paid and non-assessable; the Company owns, directly or indirectly, 87%, 98%, 99.9% and 100% of its Subsidiaries TVA Sul, TVA Sistema, Commercial Cabo TV Sao Paulo Ltda., and Galaxy Brasil S.A. and owns, directly or indirectly, 100% of each of its other Subsidiaries, in each case, except as disclosed in the Offering Memorandum, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party; and the Company owns 36% and 14% of its Operating Ventures Canbras TVA and TV Filme, respectively; 50% and 33.3% of its Programming Ventures ESPN Brazil and HBO Partners, respectively; 48.9% of Ype Radio e Televisao Ltda.; and 10% of Galaxy Latin America, in each case, except as disclosed in the Offering Memorandum or otherwise specified in such opinion, and to the knowledge of such counsel, free and clear of any claim, lien, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

            (iii) Each of the Company and each Subsidiary of the Company organized under the laws of Brazil party to one or more of the Transaction Documents (as defined in the Purchase Agreement) has full right, power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder; and all corporate action required to be taken by the Company and each such Subsidiary for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated by each of the Transaction Documents has been duly and validly taken;

            (iv) The execution, delivery and performance of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes, compliance with the terms thereof, and consummation by the Company and each Subsidiary of the Company of the transactions contemplated thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company is bound or to which any of the property or assets of the Company or any Subsidiary of the Company is subject, nor will such actions result in any violation of the provisions of the estatutos (or equivalent constitutive documents) of the Company or any Subsidiary of the Company or any Brazilian statute or any order, rule or regulation of any Brazilian court or governmental agency or body having jurisdiction over the Company or any Subsidiary of the Company or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such Brazilian court or governmental agency (including, without limitation, the Comissao de Valores Mobiliaros) or body or stock exchange is required for the execution, delivery and performance of the Transaction Documents by the Company and each Subsidiary of the Company party to one or more of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance with the terms thereof or the consummation of the transactions contemplated thereby, except for (a) the certificate of prior authorization of the Central Bank that has previously been obtained and is in full force and effect, (b) the issuance by the Central Bank of the Certificate of Registration permitting the Company to make remittances from Brazil in U.S. dollars of the principal, interest and other amounts in respect of the Notes (which such counsel has no reason to believe will not be issued as a matter of formality promptly after the Company makes proper application therefor), (c) the approval of the Central Bank for the Company to make any payment in U.S. dollars not set forth in the Certificate of Registration or to make any payment provided for therein earlier than the due date therefor and (d) the ratification of the Certificate of Registration for the Company to make any payment provided therein later than 180 days after the due date thereof.

            (v) Except as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any Subsidiary of the Company is a party or of which any property or assets of the Company or any Subsidiary of the Company is subject which either (A) questions the validity or enforceability of any Transaction Document or any action taken or required to be taken pursuant thereto or in connection therewith or (B) if determined adversely to the Company or any Subsidiary of the Company, are reasonably likely to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (vi) Neither the Company nor any Subsidiary of the Company organized under the laws of Brazil (i) is in violation of its estatutos (or equivalent constitutive documents), (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) to the best of such counsel's knowledge, is in violation in any respect of any Brazilian law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

            (vii) Except as disclosed in the Offering Memorandum, the Company and its Subsidiaries have good and marketable title to all material real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and, except as disclosed in the Offering Memorandum, the Company and its Subsidiaries hold all material leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                                                                     EXHIBIT C-3

                  FORM OF OPINION OF HARNEY, WESTWOOD & REIGELS

(i) TVA Communications Ltd. (the "Company") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the British Virgin Islands and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged;

            (ii) The Company has full right, power and authority to execute and deliver each of the Transaction Documents (as defined in the Purchase Agreement) to which it is a party and to perform its obligations thereunder; and all corporate action required to be taken by the Company for the due and proper authorization, execution and delivery of each of such Transaction Documents and the consummation of the transactions contemplated by each of such Transaction Documents has been duly and validly taken;

            (iii) Each of this Agreement, the Registration Rights Agreement, the Indenture and the Guarantee by the Company of the Notes has been duly authorized, executed and delivered by the Company; and

            (iv) The execution, delivery and performance of each of the Transaction Documents to which the Company is a party, the issuance of the Guarantee by the Company of the Notes, compliance with the terms thereof, and consummation by the Company of the transactions contemplated thereby, will not result in any violation of the provisions of the charter or by-laws (or equivalent constitutive documents) of the Company or any British Virgin Islands statute or any order, rule or regulation of any British Virgin Islands court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such British Virgin Islands court or governmental agency or body or stock exchange is required for the execution, delivery and performance of such Transaction Documents by the Company, the issuance of the Guarantees and compliance with the terms thereof or the consummation of the transactions contemplated thereby.